THIS CONSULTING SERVICES AGREEMENT (the “Agreement”) is made as of the 29th January, 2024 (the “Effective Date”).

BETWEEN: 37 Capital Inc.

having its office situated at

Suite 575, 510 Burrard Street.

Vancouver, B.C. V6C 3A8

(the “Company”)

AND: Mathieu McDonald of 1755 West 14th Avenue, Suite 104,

Vancouver, BC V6J 2J6

(the “Consultant”)

WHEREAS the Company desires to have the Consultant perform certain services as more particularly described hereinafter and the Consultant desires to perform for the Company certain services upon the terms and conditions hereinafter set forth:

1.	Services – The Consultant will perform services for the Company in areas of corporate advisory and such other tasks as may be agreed upon from time to time between the Company and the Consultant (collectively, the “Services”). The Consultant agrees to perform the Services with a professional standard of care, skill and diligence and acknowledges that the Company will be relying on the accuracy, competence and completeness of the Services performed.

2.	Availability - The Services will be provided as required and the Consultant will dedicate such time as is necessary to fulfill its responsibilities hereunder.

3.	Term - Term shall be for three (3) years as of the Effective Date unless earlier terminated (see Item #9).

4.	Fee – For the Services, the Consultant shall be compensated by being granted 250,000 incentive stock options exercisable at $0.10 per share until January 29, 2027 on the terms and conditions set forth under an Incentive Share Purchase Option Agreement and the Company’s Stock Option Plan.

5.	Reports – To the extent required, the Consultant shall submit to the Company a record of time spent by the Consultant performing the Services and a report of all expenses incurred in the performance of the Services.

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6.	Confidentiality - The Consultant agrees that it will not disclose to any third party, without the prior written consent of the Company, any information obtained by the Consultant in connection with performing the Services regarding the Company or its affairs, provided that the Consultant may disclose such information as reasonably necessary in performing the Services hereunder.

7.	Indemnity - The Consultant and the Company will protect, defend and indemnify each other and shall save each other harmless from any losses, costs or liabilities arising as a result of any material breaches of covenants or representations hereunder, for any negligence or willful misconduct or for any breaches of securities laws committed by one party that causes harm to the other party.

8.	Renewal - Upon the expiry of this Agreement, and by mutual consent, the parties to this agreement may renew this agreement in writing from time to time.

9.	Termination - Either party shall have the right to terminate or amend this agreement by providing thirty (30) days written notice to each other.

10.	Notice

Any notice, direction or other instrument required or permitted to be given under this Agreement shall be in writing and may be given by delivering it or by emailing it as follows:

If to the Company: 37 Capital Inc.

Suite 575, 510 Burrard Street.

Vancouver, B.C. V6C 3A8

Attention: Jake H. Kalpakian

Email: info@37capitalinc.com

If to the Consultant: Mathieu McDonald

1755 West 14th Avenue, Suite 104,

Vancouver, BC V6J 2J6

Attention: Mathieu McDonald

Email: mathieu_mcdonald@hotmail.com

10.	The Consultant shall not bind or obligate the Company in any manner whatsoever by entering into any type of agreement with any party.

11.	Entire Agreement - This Agreement represents the full understanding between the parties and there are no other agreements, oral or written between the parties, and that this Agreement may not be modified without an agreement in writing signed by both parties hereto.

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IN WITNESS WHEREOF the parties have executed the Agreement, by their authorized signatories, as of the date first above written.

37 CAPITAL INC.

By: _______” signed”___________________

Authorized Signatory

Name: Jake H. Kalpakian

Title: President

MATHIEU MCDONALD

By: ______”signed”__________________

Signature

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THIS CONSULTING SERVICES AGREEMENT (the “Agreement”) is made as of the 29th January, 2024 (the “Effective Date”).

BETWEEN: 37 Capital Inc.

having its office situated at

Suite 575, 510 Burrard Street.

Vancouver, B.C. V6C 3A8

(the “Company”)

AND: Arif Merali of

14 - 5237 Oakmount Cr

Burnaby, BC V5h 4S6

(the “Consultant”)

WHEREAS the Company desires to have the Consultant perform certain services as more particularly described hereinafter and the Consultant desires to perform for the Company certain services upon the terms and conditions hereinafter set forth:

11.	Services – The Consultant will perform services for the Company in areas of corporate advisory and such other tasks as may be agreed upon from time to time between the Company and the Consultant (collectively, the “Services”). The Consultant agrees to perform the Services with a professional standard of care, skill and diligence and acknowledges that the Company will be relying on the accuracy, competence and completeness of the Services performed.

12.	Availability - The Services will be provided as required and the Consultant will dedicate such time as is necessary to fulfill its responsibilities hereunder.

13.	Term - Term shall be for three (3) years as of the Effective Date unless earlier terminated (see Item #9).

14.	Fee – For the Services, the Consultant shall be compensated by being granted 250,000 incentive stock options exercisable at $0.10 per share until January 29, 2027 on the terms and conditions set forth under an Incentive Share Purchase Option Agreement and the Company’s Stock Option Plan.

15.	Reports – To the extent required, the Consultant shall submit to the Company a record of time spent by the Consultant performing the Services and a report of all expenses incurred in the performance of the Services.

16.	Confidentiality - The Consultant agrees that it will not disclose to any third party, without the prior written consent of the Company, any information obtained by the Consultant in connection with performing the Services regarding the Company or its affairs, provided that the Consultant may disclose such information as reasonably necessary in performing the Services hereunder.

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17	Indemnity - The Consultant and the Company will protect, defend and indemnify each other and shall save each other harmless from any losses, costs or liabilities arising as a result of any material breaches of covenants or representations hereunder, for any negligence or willful misconduct or for any breaches of securities laws committed by one party that causes harm to the other party.

18.	Renewal - Upon the expiry of this Agreement, and by mutual consent, the parties to this agreement may renew this agreement in writing from time to time.

9.	Termination - Either party shall have the right to terminate or amend this agreement by providing thirty (30) days written notice to each other.

10.	Notice

Any notice, direction or other instrument required or permitted to be given under this Agreement shall be in writing and may be given by delivering it or by emailing it as follows:

If to the Company: 37 Capital Inc.

Suite 575, 510 Burrard Street.

Vancouver, B.C. V6C 3A8

Attention: Jake H. Kalpakian

Email: info@37capitalinc.com

If to the Consultant: Arif Merali

14 - 5237 Oakmount Cr

Burnaby, BC V5h 4S6

Attention: Arif Merali

Email: Arifmerali10@gmail.com

11.	The Consultant shall not bind or obligate the Company in any manner whatsoever by entering into any type of agreement with any party.

12.	Entire Agreement - This Agreement represents the full understanding between the parties and there are no other agreements, oral or written between the parties, and that this Agreement may not be modified without an agreement in writing signed by both parties hereto.

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IN WITNESS WHEREOF the parties have executed the Agreement, by their authorized signatories, as of the date first above written.

37 CAPITAL INC.

By: ______”signed”____________________

Authorized Signatory

Name: Jake H. Kalpakian

Title: President

ARIF MERALI

By: ______”signed”__________________

Signature

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THIS CONSULTING SERVICES AGREEMENT (the “Agreement”) is made as of the 5th December, 2024 (the “Effective Date”).

BETWEEN: 37 Capital Inc.

having its office situated at

Suite 575, 510 Burrard Street.

Vancouver, B.C. V6C 3A8

(the “Company”)

AND: Roberto Fia of

197 Beech Avenue

Toronto, ON M4E 3H8

(the “Consultant”)

WHEREAS the Company desires to have the Consultant perform certain services as more particularly described hereinafter and the Consultant desires to perform for the Company certain services upon the terms and conditions hereinafter set forth:

19.	Services – The Consultant will perform services for the Company in areas of business advisory and such other tasks as may be agreed upon from time to time between the Company and the Consultant (collectively, the “Services”). The Consultant agrees to perform the Services with a professional standard of care, skill and diligence and acknowledges that the Company will be relying on the accuracy, competence and completeness of the Services performed.

20.	Availability - The Services will be provided as required and the Consultant will dedicate such time as is necessary to fulfill its responsibilities hereunder.

21.	Term - Term shall be for three (3) years as of the Effective Date unless earlier terminated (see Item #9).

22.	Fee – For the Services, the Consultant shall be compensated by being granted 400,000 incentive stock options exercisable at $0.10 per share until December 5, 2027 on the terms and conditions set forth under an Incentive Share Purchase Option Agreement and the Company’s Stock Option Plan.

23.	Reports – To the extent required, the Consultant shall submit to the Company a record of time spent by the Consultant performing the Services and a report of all expenses incurred in the performance of the Services.

24.	Confidentiality - The Consultant agrees that it will not disclose to any third party, without the prior written consent of the Company, any information obtained by the Consultant in connection with performing the Services regarding the Company or its affairs, provided that the Consultant may disclose such information as reasonably necessary in performing the Services hereunder.

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25.	Indemnity - The Consultant and the Company will protect, defend and indemnify each other and shall save each other harmless from any losses, costs or liabilities arising as a result of any material breaches of covenants or representations hereunder, for any negligence or willful misconduct or for any breaches of securities laws committed by one party that causes harm to the other party.

26.	Renewal - Upon the expiry of this Agreement, and by mutual consent, the parties to this agreement may renew this agreement in writing from time to time.

9.	Termination - Either party shall have the right to terminate or amend this agreement by providing thirty (30) days written notice to each other.

12.	Notice

Any notice, direction or other instrument required or permitted to be given under this Agreement shall be in writing and may be given by delivering it or by emailing it as follows:

If to the Company: 37 Capital Inc.

Suite 575, 510 Burrard Street.

Vancouver, B.C. V6C 3A8

Attention: Jake H. Kalpakian

Email: info@37capitalinc.com

If to the Consultant: Roberto Fia

197 Beech Avenue

Toronto, ON M4E 3H8

Attention: Roberto Fia

Email: rob@cityviewgreen.ca

13.	The Consultant shall not bind or obligate the Company in any manner whatsoever by entering into any type of agreement with any party.

12. Entire Agreement - This Agreement represents the full understanding between the parties and there are no other agreements, oral or written between the parties, and that this Agreement may not be modified without an agreement in writing signed by both parties hereto.

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IN WITNESS WHEREOF the parties have executed the Agreement, by their authorized signatories, as of the date first above written.

37 CAPITAL INC.

By: _______”signed”___________________

Authorized Signatory

Name: Jake H. Kalpakian

Title: President

ROBERTO FIA

By: ______”signed”__________________

Signature

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